UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 16, 2010

SOFTECH, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-10665	04-2453033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

59 Lowes Way, Suite 401, Lowell, Massachusetts

(Address of principal executive offices)

01851

(Zip Code)

(978) 513-2700

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	OTHER EVENTS

The registrant issued the following press release on August 16, 2010:

Lowell, Mass. – August 16, 2010—SofTech, Inc., a proven provider of Product Lifecycle Management (PLM) solutions, announced that it intends to file today Form 15 with the Securities and Exchange Commission to de-register its common stock and suspend its reporting obligations under the Securities Exchange Act of 1934. The Company expects the de-registration to become effective within 90 days of the filing with the SEC.

As a result of the filing of the Form 15, the Company’s obligation to file with the SEC certain reports and forms, including Forms 10-K, 10-Q, and 8-K will immediately cease. The Company anticipates that its shares will be traded over the counter (OTC) on the Pink Sheets through Pink OTC Markets, Inc., or Pink OTC, but can make no assurances that any broker will make a market in the Company’s common stock. Pink OTC is a centralized quotation service that collects and publishes market maker quotes in real time, primarily through its web site, http://www.otcmarkets.com/.

The Company believes that de-registration will significantly reduce reporting expenses for the Company.

About SofTech

SofTech, Inc. is a proven provider of product lifecycle management (PLM) solutions, including its flagship ProductCenter® PLM solution, and its computer-aided design and manufacturing (CAD/CAM) products, including CADRA® and ProspectorTM.

SofTech’s solutions accelerate products and profitability by fostering innovation, extended enterprise collaboration, product quality improvements, and compressed time-to-market cycles. SofTech excels in its sensible approach to delivering enterprise PLM solutions, with comprehensive out-of-the-box capabilities, to meet the needs of manufacturers of all sizes quickly and cost-effectively.

Over 100,000 users benefit from SofTech software solutions, including General Electric Company, Goodrich, Honeywell, Siemens, Sikorsky Aircraft, U.S. Army, and Whirlpool Corporation. Headquartered in Lowell, Massachusetts, SofTech (www.softech.com) has locations and distribution partners throughout North America, Europe, and Asia.

SofTech, CADRA, ProductCenter and Prospector are trademarks of SofTech, Inc. All other products or company references are the property of their respective holders.

Forward Looking Statements

The statements made herein may represent “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and are subject to a number of risks and uncertainties. These include, among other risks and uncertainties, whether we will be able to generate sufficient cash flow from operations to fund working capital needs, maintain the existing relationship with our lender, successfully introduce and attain market acceptance of any new products, attract and retain qualified personnel, in an extremely competitive environment, both in our existing markets and in new territories, maintain positive cash flows and profitable operations despite declining revenues, and prevent the obsolescence of our technologies.

In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential” and similar expressions intended to identify forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements. Given these uncertainties, you should not place undue reliance on any forward-looking statements. Also, these forward-looking statements represent our estimates and assumptions only as of the date of this release. Except as otherwise required by law, we expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained in this release to reflect any change in our expectations or any change in events, conditions or circumstances on which any of our forward-looking statements are based. We qualify all of our forward-looking statements by these cautionary statements.

Contact: Jean	J. Croteau

 President

 (978) 513-2700

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOFTECH, INC.

Date: August 16, 2010	/s/ Amy McGuire
Amy McGuire
Chief Financial Officer